Investor Presentation

investors Bancorp, INC.

MARATHON BANK

June 15, 2012 Acquisition of Marathon Banking Corporation Exhibit 99.2

Forward-looking statements
Certain statements contained herein are "forward looking statements" within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as
"may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks, as described in our SEC filings, and uncertainties, including, but not limited to, those related to the real estate and economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The
Company does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Transaction highlights
Adds scale and critical mass to Investors’ New York metro franchise
Marathon adds 13 NY-area branches with $783 million in deposits and $569 million of loans
Pro forma, Investors will have 22 branches and $1.3 billion in deposits in New York
– Represents 22% of total branches and 15% of total deposits
Improved deposit ranking in Brooklyn (#21 #14) and Queens (#43 #15)
Strong performing bank with excellent asset quality
1
Clean, well-managed commercial bank with strong lending and deposit franchise
– Diverse commercial loan portfolio (54% commercial real estate, 32% multifamily, 8% C&I)
– 28% noninterest-bearing deposits; 0.60% cost of deposits
Strong asset quality (0.8% NPAs / Assets, 1.1% NPLs / Loans)
ROAA of 0.72% despite excess liquidity (73% loan / deposit ratio, 27% cash / assets
2
Financially attractive
Valuation metrics compare favorably to recent transactions in the region
5% and 7% accretive to earnings in 2013 and 2014, respectively
3
– EPS accretion reaching 8-9% beyond 2014
Strong IRR of 18%
Minimal dilution to fully-converted tangible book value per share (2.5%)
Projected to return to pre-closing tangible book value levels within 6 months
Relatively small transaction (approximately 8% of market cap) provides for limited execution risk
Possible second-step conversion valuation improvement resulting from enhanced NY metro presence
1. Note: Financial data as of or for the quarter ending March 31, 2012.
2. Includes cash & equivalents.
3. Earnings accretion excludes the impact of non-recurring transaction costs.
)

% of ISBC branches in New York
Pro forma branch coverage
11%
22%
ISBC ISBC Pro Forma
Investors Bancorp
Marathon
Source: SNL Financial and company reports.
* Deposit data as of 3/31/2012.  Deposit Ranking as of 6/30/2011.
Marathon ISBC Pro Forma
County
Deposits*
($mn)
Branch
(#)
Deposits*
($mn)
Branch
(#)
New York
Queens, NY $329 5 $370 7
Kings, NY 238 4 506 8
New York, NY 71 1 71 1
Nassau, NY 74 1 270 3
Richmond, NY 9 1 9 1
Suffolk, NY 80 2
721 12 1,306 22
New Jersey
Bergen, NJ 53 1 77 2
Total Deposits $774 13 $1,383 24
Deposit Rank*
County Marathon Investors Pro Forma
Queens, NY 17 43 15
Kings, NY 19 21 14

Overview of Marathon
History
Founded in 1989 as Marathon National Bank of New York (MNBNY)
Marathon Banking Corporation (MBC) is established as the bank holding company in 1997
Piraeus Bank S.A. acquires control of MBC in 1999
– MNBNY operates autonomously of Piraeus Bank S.A. as a U.S. community bank with no cross-border transactions with Greece
Acquires Interbank of New York in 2004 ($276 million assets) and the deposits of Ocwen Bank in 2005 ($193 million deposits)
13 branches in metropolitan New York, headquartered in Astoria, Queens
Financial Summary
1
Assets: $902 million
Loans: $569 million
Deposits: $783 million
Tangible Equity: $89 million
NPAs / Assets: 0.8%
ROAA: 0.72%
1.  As of or for the quarter ending March 31, 2012.

Transaction overview
Transaction Value:
$135 million
Consideration:
100% cash
Transaction Pricing Multiples
Marathon Comparable Transactions
Price / Tangible Book Value: 1.51x 1.84x
Deposit Premium: 5.8% 8.2%
Required Approvals:
Customary regulatory approvals
Expected Closing:
4Q 2012
Other:
Paul Strathoulopoulos (current Chairman & CEO of Marathon Banking
Corporation) to be added to Investors Bank Board of Directors
Advisory Board to be created
Marathon depositors to receive the same second-step subscription and liquidation rights as Investors’ depositors
1. Median value of comparable transactions, which include United Financial / New England Bancshares, Valley
National / State Bancorp, Brookline / Bancorp Rhode Island, Susquehanna / Abington, People's United / Danvers
1

Pro forma financial impact
Financial returns
IRR of 18%
5% and 7% accretive to EPS in 2013 and 2014, respectively
1
EPS accretion reaching 8-9% beyond 2014
Pro forma TBV capital position
2.5% dilution to fully-converted tangible book value, returning to current levels in 6 months
Tangible common ratio: Current 8.5% Pro forma 8.0%
Assumptions
Cost savings of $6.9 million (30% of core non-interest expenses), phased in 70% in 2013 and 100%
thereafter; no revenue synergies assumed
Pre-tax restructuring costs of $15.2 million, approximately 50% incurred at time of closing and remainder expensed in 2013
Core deposit intangibles of $7.8 million
1.5% of non-CD deposits amortized over 10 years (Sum of Years Digits)
$15.0 million gross credit and $4.5 million securities-related mark ($6.4 million net of reserves and tax)
Offset by pre-tax interest rate marks on loan and deposit portfolios of $10.0 million ($6.5 million after-tax)
1.  Excluding non-recurring transaction costs.

Investors Marathon Pro Forma
Loan Composition
Deposit Composition
$9,162 million $569 million $9,732 million
Yield: 5.02% Yield: 5.83% Yield: 5.07%
Loans / Deposits: 117% Loans / Deposits: 73% Loans / Deposits: 113%
$7,856 million $783 million $8,639 million
Cost: 0.97% Cost: 0.60% Cost: 0.93%
Investors Marathon Pro Forma
1-4
Family
56%
Multi-
Family
21%
Com'l RE
16%
Other
7%
Multi-
Family
32%
Com'l RE
54%
C&I
8%
Other
2%
1-4
Family
4%
1-4
Family
54%
Multi-
Family
21%
Com'l RE
18%
Other
7%
Other
Trans,
MM &
Savings
51%
CDs
42%
Non-
interest
7%
CDs
34%
Other
Trans,
MM &
Savings
Non-
interest
28%
CDs
41%
Non-
interest
9%
Other
Trans,
MM &
Savings
50%
Source: SNL Financial and company reports. Based on regulatory data as of or for the quarter ending March 31, 2012
Pro forma loan & deposit composition

Pro forma balance sheet
$ in millions
ISBC Actual
3/31/12
Pro Forma
At Close
Assets $11,263 $12,377
Loans 9,164 9,979
Intangibles 1 43 86
Deposits 7,801 8,984
Shareholders’ Equity 996 1,063
Tangible common equity /
tangible assets
8.5% 8.0%
1. Includes goodwill and core deposit intangibles (“CDI”), excludes MSR. CDI shown net of deferred tax liability.

Investors Bancorp’s track record as an acquiror
Brooklyn Federal Bancorp MHC (January 2012)
$400 million of deposits / 5 branches in Brooklyn and Long Island
– 0.25x tangible book value / 0.5% adjusted deposit premium
1
Sold or hedged commercial loan portfolio to a real estate investment firm
Deposit franchise of Millennium bcpbank (October 2010)
$600 million of deposits / 17 branches in NJ, NY, MA
2
– 0.11% deposit premium
Acquired approximately $200 million of performing commercial and residential loans
6 New Jersey branches from Banco Popular North America (October 2009)
6 branches / $227 million deposits
– 1.0% deposit premium
Acquired no loans as part of the transaction
American Bancorp of New Jersey (May 2009)
$680 million in assets / 5 full-service branches in northern New Jersey
$98 million transaction value paid through a combination of stock and cash
– 1.01x tangible book value, 1.2% deposit premium
Summit Federal Bankshares MHC (June 2008)
$110 million in assets / 5 full-service branches in northern New Jersey
Merger was a combination of mutual enterprises
1. Based on cash paid to minority shareholders and adjusted TBV (adjusted for credit mark, loan sale)
2. Four Massachusetts-based branches subsequently sold in May 2011.

Investor Presentation